UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2016, Lightbridge Corporation (the “Company”) received written confirmation from the Nasdaq Office of General Counsel that the Company has regained compliance with all terms for continued listing set forth in the July 27, 2016 letter from the Nasdaq Hearings Panel. The August 23, 2016 letter also confirmed that the Nasdaq Hearings Panel has determined to continue the listing of the Company’s common stock on the Nasdaq Stock Market and is closing the compliance review.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2016, the Company’s Board of Directors approved the adoption of amendments to the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). Among other things, the amendments (i) provide the right for stockholders to call special meetings in lieu of action by written consent, (ii) revise certain indemnification rights for the Company’s officers, directors, employees and agents, (iii) provide an exclusive forum for certain types of actions, including derivative and fiduciary actions, and (iv) specify the process and timing for stockholders to nominate persons for election to the Company’s Board of Directors and bring other business before a meeting of the Company’s stockholders. Stockholders wishing to propose director nominees or other business at the Company’s 2017 Annual Meeting of Stockholders must comply with the requirements set forth in the Amended and Restated Bylaws, including delivery of a notice of such nomination or other business to the Company’s Secretary between January 12, 2017 and February 11, 2017, subject to the exceptions set forth in the Amended and Restated Bylaws.

The foregoing general description of the amendments is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, as amended, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein. In addition, a copy of the Amended and Restated Bylaws marked to show the amendments is included as Exhibit 3.2 to this report.

Item 7.01 Regulation FD Disclosure.

On August 29, 2016, the Company issued a press release regarding receipt of the August 23, 2016 letter from the Nasdaq Office of General Counsel and the continued listing of the Company’s common stock on Nasdaq. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Lightbridge Corporation, as amended.

3.2	Amended and Restated Bylaws of Lightbridge Corporation, marked to show amendments.

99.1	Press Release of Lightbridge Corporation dated August 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2016

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Lightbridge Corporation, as amended.

3.2	Amended and Restated Bylaws of Lightbridge Corporation, marked to show amendments.

99.1	Press Release of Lightbridge Corporation dated August 29, 2016.